Exhibit 10.1

AMENDMENT NO. 1

                This Amendment No. 1 (“Agreement”) dated as of February 24, 2006 (“Effective Date”) is among Cano Petroleum, Inc., a Delaware corporation (“Borrower”), the lenders party hereto from time to time (“Lenders”), and Union Bank of California, N.A., as administrative agent for such Lenders (in such capacity, the “Administrative Agent”) and as issuing lender for such Lenders (in such capacity, the “Issuing Lender”).

RECITALS

A.            The Borrower, the Lenders, the Issuing Lender and the Administrative Agent are parties to the Credit Agreement dated as of November 29, 2005 (the “Credit Agreement”).

B.            The Borrower, the Administrative Agent and the Lenders wish to, subject to the terms and conditions of this Agreement, amend certain provisions of the Credit Agreement as set forth herein.

                THEREFORE, the Borrower, the subsidiaries of the Borrower signatory hereto (the “Guarantors”), the Lenders, the Issuing Lender and the Administrative Agent hereby agree as follows:

                Section 1               Defined Terms; Interpretation.  As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein.  Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.  The words “hereby”, “herein”, “hereinafter”, “hereof”, “hereto” and “hereunder” when used in this Agreement shall refer to this Agreement as a whole and not to any particular Article, Section, subsection or provision of this Agreement.  Article, Section, subsection and Exhibit references herein are to such Articles, Sections, subsections and Exhibits of this Agreement unless otherwise specified. All titles or headings to Articles, Sections, subsections or other divisions of this Agreement or the exhibits hereto, if any, are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such Articles, Sections, subsections, other divisions or exhibits, such other content being controlling as the agreement among the parties hereto.  Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated.

Section 2               Amendment to Credit Agreement.  Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Majority Lenders” and replacing it in its entirety with the following:

“Majority Lenders” means, (a) at any time when there are more than two Lenders, Lenders holding at least 66 2/3% of the then aggregate unpaid principal amount of the Notes and outstanding Letter of Credit Obligations held by the Lenders at such time (with the aggregate amount of each Lender’s risk participation and funded participation in Letter of Credit Obligations being deemed to be “held” by such Lender for purposes of this definition); provided that, if no such principal amount or Letter of Credit Obligation is then outstanding, “Majority Lenders” shall mean Lenders having at least 66 2/3% of the aggregate amount of the Commitments at such time and (b) at any time when there are one or two Lenders, all of the Lenders.

Section 3               Borrower’s Representations and Warranties.  The Borrower represents and warrants that: (a) the representations and warranties contained in Article IV of the Credit Agreement and the representations and warranties contained in the Security Instruments, the Guaranties, and each of the other Loan Documents are true and correct in all material respects on and as of the Effective Date, as though made on and as of such date, except those representations and warranties that speak of a certain date, which representations and warranties were true and correct as of such date; (b) no Default has occurred and is continuing; (c) the execution, delivery and performance of this Agreement are within the corporate power and authority of the Borrower and have been duly authorized by appropriate corporate action and proceedings; (d) this Agreement constitutes a legal, valid, and binding obligation of the Borrower enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Agreement; and (f) the Liens under the Security Instruments are valid and subsisting and secure Borrower’s obligations under the Loan Documents.

Section 4               Conditions.  This Agreement shall become effective and enforceable against the parties hereto, and the Credit Agreement shall be amended as provided herein, upon the occurrence of the following conditions precedent: (a) the Administrative Agent shall have received multiple original counterparts, as requested by the Administrative Agent, of this Agreement duly and validly executed and delivered by duly authorized officers of the Borrower, the Guarantors, the Administrative Agent, and the Lenders, (b) no Default shall have occurred and be continuing as of the Effective Date, and (c) the representations and warranties in this Agreement shall be true and correct in all material respects.

Section 5               Acknowledgements.

(a)           The Borrower acknowledges that on the date hereof all Obligations are payable without defense, offset, counterclaim or recoupment.

(b)           Each of the Borrower, the Guarantors, Administrative Agent, Issuing Lender, and Lenders does hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, and all other Loan Documents are and remain in full force and effect, and each of the Borrower and the Guarantors acknowledges and agrees that its liabilities under the Credit Agreement and the other Loan Documents are not impaired in any respect by this Agreement or the consents granted hereunder. From and after the Effective Date, all references to the Credit Agreement and the Loan Documents shall mean such Credit Agreement and such Loan Documents as amended by this Agreement.  This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents.  Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement shall be a Default or Event of Default, as applicable, under the Credit Agreement.

(d)           Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under its Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Guaranteed Obligations (as defined in its Guaranty), as such Guaranteed Obligations may have been amended by this Agreement, and its execution and deliver of this Agreement does not indicate or establish an approval or consent requirement by such Guarantor under its Guaranty in connection with the execution and delivery of amendments to the Credit Agreement, the Notes or any of the other Loan Documents.

Section 6               Miscellaneous.

(a)           This Agreement may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument.  This Agreement may be executed by facsimile signature and all such signatures shall be effective as originals.

(b)           This Agreement shall be binding upon and inure to the benefit of the Lenders, the Borrower and the Administrative Agent hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

(c)           In the event that any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement.

(d)           This Agreement shall be deemed to be a contract made under and shall be governed by and construed in accordance with the laws of the State of Texas.

THIS AGREEMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AGREEMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

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                EXECUTED effective as of the date first above written.

CANO PETROLEUM, INC. a Delaware corporation

By:	/s/ S. Jeffrey Johnson
S. Jeffrey Johnson, Chief Executive Officer

SQUARE ONE ENERGY, INC.
LADDER COMPANIES, INC.
W.O. ENERGY OF NEVADA, INC.
WO ENERGY, INC.

All by:	/s/ S. Jeffrey Johnson
S. Jeffrey Johnson, President

W.O. OPERATING COMPANY, LTD.
By: WO Energy, Inc., its general partner
W.O. PRODUCTION COMPANY, LTD.
By: WO Energy, Inc., its general partner

	All by:	/s/ S. Jeffrey Johnson
S. Jeffrey Johnson, President

UNION BANK OF CALIFORNIA, N.A.,
as Administrative Agent, as Issuing Lender, and as sole Lender

By:	/s/ Ali Ahmed
Ali Ahmed, Vice President